UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Intelsat S.A.

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Your Vote Counts! INTELSAT S.A. 2021 Annual General Meeting Vote by June 11, 2021 up until 5:00 p.m. (CET) D42981-P53980 You invested in INTELSAT S.A. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the Annual General Meeting of Shareholders to be held on June 15, 2021. Get informed before you vote View the Letter of Meeting, Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the materials by requesting them prior to June 1, 2021. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote by Internet or by Mail *To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. INTELSAT S.A. 2021 Annual General Meeting Vote by June 11, 2021 up until 5:00 p.m. (CET) Voting Items Board Recommends 1. Approval of Statutory Stand-Alone Financial Statements For 2. Approval of Consolidated Financial Statements For 3. Approval of Allocation of Annual Results For 4. Approval of Grant of Discharge to Directors for Performance For 5. Re-election of Three Directors: 5a. Robert Callahan; 5b. David McGlade; 5c. Stephen Spengler For 6. Approval of Director Remuneration for the Year 2021 For 7. Approval of Re-appointment of Independent Registered Accounting Firm (see notice for further details) For 8. Advisory Vote on Compensation of Named Executive Officers For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.D42982-P53980